U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 26, 2020

Cannapharmarx, Inc.

(Exact name of small business issuer as specified in its charter)

Delaware	000-27055	24-4635140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

3600 888-3rd Street SW Calgary, Alberta, Canada T2P5C5 (Address of principal executive offices) (949) 652-6838 (Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	CPMD	Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Cannapharmarx, Inc. (CPMD or the Company) is filing this Current Report on Form 8-K to supplement and update the risk factors described in Item 1A of CPMD’s Annual Report on Form 10-K for the year ended December 31, 2019.

Relying on Order for Reporting Relief

On March 4, 2020, the Securities and Exchange Commission (“SEC”) issued an order (the “Order”) under the Exchange Act of 1934 (the “Exchange Act”) extending the deadlines for filing certain reports made under the Exchange Act, including annual reports on Form 10-K, for registrants subject to the reporting obligations under the Exchange Act that have been particularly impacted by the coronavirus disease 2019 (“COVID-19”) and which reports have filing deadlines between March 1 and April 30, 2020. The “Company is relying on the Order with respect to its Annual Report on Form 10-K for the year ended December 31, 2019 which was due to be filed with the SEC on or before March 30, 2020.

The Company is relying on the Order due to the reduction in staff, suspension of in-person operations, and other financial and operational concerns associated with or caused by COVID-19.  The Company anticipates that it will be able to file its Annual Report on Form 10-K for the year ended December 31, 2019 on or before May 14, 2020.

COVID-19 Risk Factor

The Company is supplementing the risk factors previously disclosed in its most recent periodic reports filed under the Securities Exchange Act of 1934 with the following risk factor:

Our financial and operating performance is adversely affected by the coronavirus pandemic.

The recent outbreak of a strain of coronavirus (COVID-19) in the U.S. has had an unfavorable impact on our business operations.  Mandatory closures of businesses imposed by the federal, state and local governments to control the spread of the virus is disrupting the operations of our management, business and finance teams. In addition, the COVID-19 outbreak has adversely affected the U.S. economy and financial markets, which may result in a long-term economic downturn that could negatively affect future performance.  The extent to which COVID-19 will impact our business and our consolidated financial results will depend on future developments which are highly uncertain and cannot be predicted at the time of the filing of this Form 8-K, but is expected to result in a material adverse impact on our business, results of operations and financial condition.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2020	CANNAPHARMARX, INC.

	By:	/s/ Dominic Colvin
Chief Executive Officer

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